UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2024 (May 23, 2024)

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FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

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Georgia (State or other jurisdiction of incorporation)	1-16247 (Commission File Number)	58-2582379 (I.R.S. Employer Identification No.)
1919 Flowers Circle, Thomasville, GA (Address of principal executive offices)		31757 (Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Flowers Foods, Inc. (the “Company”), held its Annual Meeting of Shareholders for the following purposes and with the following voting results:

(1)	To elect twelve nominees as directors of the Company, each to serve for a term of one year until the Company’s 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”):

Directors:	For	Against	Abstain	Broker Non-Votes
A. Ryals McMullian	170,563,716	3,672,762	237,388	20,052,604
Edward J. Casey, Jr.	171,961,499	2,274,749	237,618	20,052,604
Thomas C. Chubb, III	163,363,728	10,913,763	196,375	20,052,604
George E. Deese	173,316,867	977,330	179,669	20,052,604
Rhonda O. Gass	173,755,434	491,186	227,246	20,052,604
Brigitte H. King	173,908,683	354,749	210,434	20,052,604
Margaret G. Lewis	171,163,005	3,115,710	195,151	20,052,604
W. Jameson McFadden	173,769,715	420,041	284,110	20,052,604
Joanne D. Smith	173,808,723	404,978	260,165	20,052,604
James T. Spear	173,617,958	606,024	249,884	20,052,604
Melvin T. Stith, Ph.D.	170,075,701	4,094,145	304,020	20,052,604
C. Martin Wood III	171,107,490	3,012,212	354,164	20,052,604

(2)	To hold an advisory vote to approve the compensation of the Company’s named executive officers:

For	171,768,770
Against	2,376,388
Abstain	328,708
Broker Non-Votes	20,052,604

(3)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024:

For	192,007,218
Against	2,325,270
Abstain	193,982
Broker Non-Votes	0

With respect to Proposal 1, each of the nominees for director received a majority of votes cast in the election of directors, and each was elected to serve for a term of one year until the 2025 Annual Meeting.

With respect to Proposals 2 and 3, the votes cast within the voting group favoring each proposal exceeded the votes cast opposing each proposal and therefore passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.
By:	/s/ R. Steve Kinsey
	Name:	R. Steve Kinsey
	Title:	Chief Financial Officer and Chief Accounting Officer

Date: May 30, 2024